Quarterly Holdings Report
for
Fidelity Freedom® Blend Funds
Fidelity Freedom® Blend 2050 Fund
June 30, 2024
FBF-Y50-NPRT1-0824
1.9892479.105
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.3% to 5.33% 7/11/24 to 9/26/24 (b) (Cost $2,686,447)	2,700,000	2,686,490

Domestic Equity Funds - 52.6%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	12,727,796	251,373,976
Fidelity Series Commodity Strategy Fund (c)	172,344	16,763,882
Fidelity Series Large Cap Growth Index Fund (c)	7,004,072	161,653,979
Fidelity Series Large Cap Stock Fund (c)	7,161,722	164,289,893
Fidelity Series Large Cap Value Index Fund (c)	18,682,477	292,754,421
Fidelity Series Small Cap Core Fund (c)	553,573	6,377,166
Fidelity Series Small Cap Opportunities Fund (c)	3,584,945	53,559,075
Fidelity Series Value Discovery Fund (c)	7,062,269	108,052,712
TOTAL DOMESTIC EQUITY FUNDS (Cost $823,548,094)		1,054,825,104

International Equity Funds - 41.4%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	3,631,338	54,796,887
Fidelity Series Emerging Markets Fund (c)	5,838,338	53,771,090
Fidelity Series Emerging Markets Opportunities Fund (c)	11,527,524	216,832,727
Fidelity Series International Growth Fund (c)	7,684,341	140,777,120
Fidelity Series International Index Fund (c)	4,255,254	52,807,698
Fidelity Series International Small Cap Fund (c)	1,673,260	28,529,078
Fidelity Series International Value Fund (c)	11,228,439	141,927,473
Fidelity Series Overseas Fund (c)	10,028,312	141,098,354
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $740,681,462)		830,540,427

Bond Funds - 5.7%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	99,411	962,294
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	126,501	965,204
Fidelity Series Emerging Markets Debt Fund (c)	1,293,898	10,105,344
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	350,066	3,098,085
Fidelity Series Floating Rate High Income Fund (c)	214,138	1,922,962
Fidelity Series High Income Fund (c)	1,225,680	10,320,226
Fidelity Series Long-Term Treasury Bond Index Fund (c)	15,497,585	85,081,740
Fidelity Series Real Estate Income Fund (c)	198,880	1,927,145
TOTAL BOND FUNDS (Cost $134,530,426)		114,383,000

Short-Term Funds - 0.2%
	Shares	Value ($)
Fidelity Cash Central Fund 5.38% (d) (Cost $2,827,250)	2,826,685	2,827,250

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,704,273,679)	2,005,262,271
NET OTHER ASSETS (LIABILITIES) - 0.0%	(716,955)
NET ASSETS - 100.0%	2,004,545,316

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE MSCI EAFE Index Contracts (United States)	16	Sep 2024	1,874,560	1,231	1,231
ICE MSCI Emerging Markets Index Contracts (United States)	111	Sep 2024	6,039,510	11,820	11,820

TOTAL EQUITY INDEX CONTRACTS					13,051

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	672	Sep 2024	73,909,500	450,974	450,974
CBOT 5-Year U.S. Treasury Note Contracts (United States)	375	Sep 2024	39,966,797	181,711	181,711
CBOT Long Term U.S. Treasury Bond Contracts (United States)	74	Sep 2024	8,755,125	74,438	74,438

TOTAL TREASURY CONTRACTS					707,123

TOTAL PURCHASED					720,174

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	68	Sep 2024	18,773,100	(35,186)	(35,186)

TOTAL FUTURES CONTRACTS					684,988
The notional amount of futures purchased as a percentage of Net Assets is 6.5%
The notional amount of futures sold as a percentage of Net Assets is 0.9%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,686,490.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.38%	1,697,763	14,034,752	12,905,244	24,844	(21)	-	2,827,250	0.0%
Total	1,697,763	14,034,752	12,905,244	24,844	(21)	-	2,827,250

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	890,067	70,819	11,285	472	27	12,666	962,294
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	901,481	70,708	11,285	360	58	4,242	965,204
Fidelity Series Blue Chip Growth Fund	223,193,092	17,589,008	10,822,217	-	264,054	21,150,039	251,373,976
Fidelity Series Canada Fund	51,713,696	5,157,642	1,269,896	-	(17,701)	(786,854)	54,796,887
Fidelity Series Commodity Strategy Fund	12,259,675	4,476,103	290,587	-	11,921	306,770	16,763,882
Fidelity Series Emerging Markets Debt Fund	9,367,686	919,728	124,136	145,913	1,317	(59,251)	10,105,344
Fidelity Series Emerging Markets Debt Local Currency Fund	2,980,328	196,974	31,598	-	(396)	(47,223)	3,098,085
Fidelity Series Emerging Markets Fund	48,564,170	3,669,909	1,034,651	-	42,961	2,528,701	53,771,090
Fidelity Series Emerging Markets Opportunities Fund	195,929,014	16,678,967	6,614,170	-	289,943	10,548,973	216,832,727
Fidelity Series Floating Rate High Income Fund	1,777,191	182,795	22,570	42,103	(19)	(14,435)	1,922,962
Fidelity Series Government Money Market Fund 5.42%	4,909	-	4,909	8	-	-	-
Fidelity Series High Income Fund	9,569,338	915,521	121,879	155,775	818	(43,572)	10,320,226
Fidelity Series International Growth Fund	130,317,936	14,140,784	1,608,342	-	(59,214)	(2,014,044)	140,777,120
Fidelity Series International Index Fund	49,114,740	4,449,323	606,991	-	24,247	(173,621)	52,807,698
Fidelity Series International Small Cap Fund	27,507,027	2,107,378	338,481	-	11,316	(758,162)	28,529,078
Fidelity Series International Value Fund	131,295,786	12,802,000	2,715,143	-	(3,227)	548,057	141,927,473
Fidelity Series Large Cap Growth Index Fund	141,319,315	11,490,590	3,263,394	264,983	8,032	12,099,436	161,653,979
Fidelity Series Large Cap Stock Fund	149,997,355	11,485,227	4,476,282	-	(28,073)	7,311,666	164,289,893
Fidelity Series Large Cap Value Index Fund	268,187,939	33,552,969	3,259,992	-	22,832	(5,749,327)	292,754,421
Fidelity Series Long-Term Treasury Bond Index Fund	88,721,076	9,106,521	10,615,557	731,962	(3,833,949)	1,703,649	85,081,740
Fidelity Series Overseas Fund	130,620,895	12,106,621	1,727,881	-	13,514	85,205	141,098,354
Fidelity Series Real Estate Income Fund	1,777,542	170,194	22,573	29,496	482	1,500	1,927,145
Fidelity Series Short-Term Credit Fund	231,051	-	229,878	265	5,049	(6,222)	-
Fidelity Series Small Cap Core Fund	2,711,028	4,334,131	604,211	27,732	(26,697)	(37,085)	6,377,166
Fidelity Series Small Cap Opportunities Fund	66,180,174	3,609,298	14,776,394	-	568,511	(2,022,514)	53,559,075
Fidelity Series Treasury Bill Index Fund	21,221	-	21,221	34	-	-	-
Fidelity Series Value Discovery Fund	98,661,231	13,997,146	1,205,420	-	47,585	(3,447,830)	108,052,712
	1,843,814,963	183,280,356	65,830,943	1,399,103	(2,656,609)	41,140,764	1,999,748,531

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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